SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2014

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    Effective January 20, 2014, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) appointed Nicholas C. Fanandakis, Executive Vice President and Chief Financial Officer of E. I. du Pont de Nemours and Company, as an independent director of FTI Consulting. Mr. Fanandakis fills the vacancy created by Board action taken on January 20, 2014 increasing the overall size of the Board from eight directors to nine directors. As of the date of this Current Report on Form 8-K, Mr. Fanandakis is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and there are no arrangements or understandings between Mr. Fanandakis and any other persons pursuant to which Mr. Fanandakis was selected as a director. On January 20, 2014, the Board appointed Mr. Fanandakis as a member of the Audit Committee.

Under the FTI Consulting, Inc. Non-Employee Director Compensation Plan (the “Non-Employee Director Compensation Plan”), Mr. Fanandakis will be eligible to receive, as of the date of appointment, a prorated portion of annual compensation payable to non-employee directors, as follows: (i) annual cash retainer of $50,000 and (ii) annual restricted stock award of $250,000. The Non-Employee Director Compensation Plan was filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2008 as an exhibit to FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and Amendment No. 1 dated March 31, 2009 to the Non-Employee Director Compensation Plan was filed with the SEC on May 5, 2009 as an exhibit to FTI Consulting, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, both of which are hereby incorporated by reference herein. A description of the Non-Employee Director Compensation Plan is included in FTI Consulting’s proxy statement for the 2013 annual meeting of stockholders, which was filed with the SEC on April 22, 2013.

As previously announced on December 16, 2013, effective January 20, 2014, the Board of FTI Consulting appointed Steven H. Gunby as a director of FTI Consulting filling the vacancy resulting from the resignation of Jack B. Dunn, IV as a director effective that date. Also, as previously announced, on January 20, 2014, Mr. Gunby assumed the positions of President and Chief Executive Officer of FTI Consulting. Refer to FTI Consulting’s Current Report on Form 8-K dated December 13, 2013 filed with the SEC on December 16, 2013 for a discussion of Mr. Gunby’s appointment as an executive officer and director, which is hereby incorporated by reference herein.

ITEM. 7.01.	Regulation FD Disclosure

On January 21, 2014, FTI Consulting issued a press release announcing the appointments of Mr. Fanandakis and Mr. Gunby as directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated January 21, 2014, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: January 23, 2014	By:	/s/ Eric B. Miller
Eric B. Miller
Executive Vice President, General Counsel and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 21, 2014, of FTI Consulting, Inc.